Exhibit 10.3
McAFEE, INC.
Amendment of Stock Options
     By electing to amend your discount options, the outstanding Stock Option Agreements (the "Agreements”) related to grants number 23552, 31936, and 32115 under the McAfee, Inc. (the "Company”) 1997 Stock Incentive Plan and the Networks Associates, Inc. 2000 Nonstatutory Stock Option Plan (together, the “Plans”) by and between the Company and Christopher Bolin (“Optionee”) are hereby amended as follows:
     Unless otherwise defined herein, initially capitalized terms shall have the same meanings as defined in the Plan.
     1. Effective Date. This Amendment of Stock Options and Election to Amend Stock Options (“Amendment”) is effective as of the last date on which this Agreement is executed (the “Effective Date”).
     2. Amendments to Exercise Price Per Share.
(a)	The exercise price of the options which vest January 1, 2005 or later, to purchase 2,083 shares of Company common stock under grant number 23552 are hereby increased to $6.03 per share;

(b)	The exercise price of the options which vest January 1, 2005 or later, to purchase 30,000 shares of Company common stock under grant number 31936 are hereby increased to $18.90 per share; and

(c)	The exercise price of the options which vest January 1, 2005 or later, to purchase 75,000 shares of Company common stock under grant number 32115 are hereby increased to $16.75 per share.
     3. Option Agreements. To the extent not expressly amended hereby, the Agreements remain in full force and effect.
     4. Payment. In order to compensate you for 100% of the value lost by increasing your option exercise prices, the Company agrees to pay you $135,532.72 on the first payroll date in January 2009, irrespective of whether or not you are an employee of the Company on such date.
     5. Entire Agreement. This Amendment, taken together with the Agreements (to the extent not expressly amended hereby), and any duly authorized written or electronic agreement entered into by and between the Company and Optionee relating to the stock option grants evidenced by the Agreements, represent the entire agreement of the parties, supersede any and all previous contracts, arrangements or understandings between the parties with respect to the stock option grants evidenced by the Agreements, and may be amended at any time only by mutual written agreement of the parties hereto.

     This Amendment must be properly completed and signed by you and delivered to Jared Ross at McAfee, Inc., 5000 Headquarters Dr., Plano, Texas, 75024, U.S.A.
     IN WITNESS WHEREOF, this instrument is effective as of the Effective Date.

McAFEE, INC.	OPTIONEE

/s/ Eric Brown Signature	/s/ Christopher Bolin Signature

2/11/08 Date of Signature	2/11/08 Date of Signature

Eric Brown Print Name	Christopher Bolin Print Name

CFO & COO Title	EVP & CTO Title

[Omitted] Residence Address

Equity Summary
Section 16
Chris Bolin

						FMV on
					Revised	Revised			Outstanding	Outstanding	Number of
		Original	Exercise	Discounted	Measurement	Measurement		Shares	Shares Subject	Shares Not	Shares Eligible	Potential Cash
Grant Number	Grant Type	Grant Date	Price	Grant	Date	Date	Original Grant	Outstanding *	to 409A *	Subject to 409A *	for Repricing	Payment
35505	RSU	3/7/2006	$0.00	N/A			50,000	50,000	0	50,000
35418	RSA	8/23/2005	$0.01	N/A			50,000	16,666	0	16,666

33886	NQO	4/19/2005	$21.61	No			80,000	80,000	0	80,000
32115	NQO	5/4/2004	$16.57	Yes	7/21/2004	$16.75	75,000	75,000	75,000	0	75,000	$13,500.00
31936	NQO	1/2/2004	$14.96	Yes	4/13/2004	$18.90	30,000	30,000	30,000	0	30,000	$118,200.00
29068	NQO	1/2/2003	$16.90	No	4/8/2003	$13.75	35,000	35,000	0	35,000
26488	NQO	1/16/2002	$25.43	No	4/9/2002	$22.50	40,000	40,000	0	40,000
23552	NQO	1/2/2001	$4.19	Yes	2/12/2001	$6.03	100,000	72,500	2,083	70,417	2,083	$3,832.72
20390	NQO	7/3/2000	$21.13	No			20,000	20,000	0	20,000
18779	NQO	1/4/2000	$24.56	Yes	5/9/2000	$25.00	4,500	4,500	0	4,500
15184	NQO	10/18/1999	$16.94	Yes	1/24/2000	$28.50	10,000	10,000	0	10,000
13753	NQO	4/22/1999	$11.06	No			10,000	10,000	0	10,000
9893	NQO	4/20/1999	$11.06	No			5,000	5,000	0	5,000

						NQO TOTAL:		382,000	107,083	274,917	107,083	$135,532.72

*	Data presented as of January 28, 2008